UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 21, 2010

                         FIRST GUARANTY BANCSHARES, INC.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Louisiana                      000-52748             26-0513559
-----------------------------        ---------------------   -------------------
(State or Other Jurisdiction)        (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


400 East Thomas Street, Hammond, Louisiana                         70401
-------------------------------------------                  -------------------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (985) 345-7635
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     (b)  First  Guaranty  Bancshares,   Inc.  (the  "Company")  announced  that
effective May 21, 2010, Michele LoBianco has resigned as the Chief Financial Officer of the Company.

     (c) The Company announced that effective May 24, 2010, Eric Dosch, age 31, has been appointed Chief Financial Officer of the Company and its wholly owned subsidiary, First Guaranty Bank (the "Bank").

     Mr. Dosch has nine years of experience in finance and banking, and holds the Chartered Financial Analyst designation. Since February 2009, Mr. Dosch has served as Senior Vice President and Chief Credit Officer of the Bank. In addition to his role as Chief Financial Officer, on a temporary basis, Mr. Dosch will retain the role of Chief Credit Officer of the Bank.

     Mr. Dosch began his employment with the Bank in March 2003 as a Credit Analyst. In January 2005, Mr. Dosch was promoted to the role of Commercial
Lender and Assistant Vice President, and became Vice President and Credit Department Manager in October 2006.


Item 9.01   Financial Statements and Exhibits
            ---------------------------------

(a)         Financial Statements of businesses acquired. Not Applicable.

(b)         Pro forma financial information. Not Applicable.

(c)         Shell company transactions: None

(d)         Exhibits. None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       FIRST GUARANTY BANCSHARES, INC.



DATE: May 25, 2010                     By: /s/ Alton B. Lewis, Jr.
                                           ------------------------------------
                                           Alton B. Lewis, Jr.
                                           Vice Chairman of the Board and Chief
                                           Executive Officer